EXHIBIT 10(e)



NORTHERN EMPIRE BANCSHARES
1997 STOCK OPTION PLAN
NONSTATUTORY STOCK OPTION AGREEMENT


     Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Stock Option Agreement ("Agreement").

I.   Notice of Stock Option Grant

     Name of Optionee:  ______________________

     You have been granted an option ("Option") to purchase Common Stock of Northern Empire Bancshares ("Company"), in accordance with the purposes of the 1997 Stock Option Plan of the Company and in recognition of your many years of service and contributions to the Company and Sonoma National Bank. The Option is subject to all of the terms and conditions of the Plan and this Agreement, as follows:

     Date of Grant:         ___________________

     Vesting Commencement Date:     __________________

     Exercise Price per Share:        $________per Share

     Total Number of Shares Covered by Option:  ________________

     Total Exercise Price:            $_____________

     Type of Option:          ____________________

     Term/Expiration Date: __________________________

     Vesting Schedule:         _________________________

Approval of Shareholders:  _________________________


II.  Agreement

1. Grant of Option. The Board of Directors of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee"), an option (the "Option") to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of this Agreement and the terms and conditions of the Plan, which is incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan shall prevail.

 2.        Exercise of Option.
(a) Right to Exercise. This Option is exercisable, in whole or in part, during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Agreement. In the event of Optionee's death, Disability or other termination of Optionee service as a director, the exercisability of the Option is governed by the applicable provision of the Plan and this Agreement.
(b) Method of Exercise. This Option is exercisable, in whole or in part, by delivery of an exercise notice, in the form attached hereto as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be signed by the Optionee, or other person entitled to exercise the Option, and shall be delivered in person or by certified mail to the Secretary of the Company. The Exercise Notice shall be accompanied, or followed within 15 days, by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully exercised Exercise Notice accompanied by such aggregate Exercise Price.

No shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws.

3.       Method of Payment.  Payment must be made by the fifteenth
(15th) day after the notice of exercise. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof:
     (a)     cash,
     (b)    check, or
     (c) delivery of a properly executed Exercise Notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the Exercise Price.

4. Transferability of Option. This Option may be transferred or disposed of by the Optionee or a permitted transferee of the Optionee only in accordance with the terms of the Plan in effect at the time of the transfer. In the event of any such transfer, the Option shall be exercisable by a transferee only to the extent exercisable by the Optionee and as provided in this Agreement.

5. Term of Option. This Option may be exercised only within the term set forth in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Agreement.

6. Effect of Termination of Service as Director. The termination of Optionee's service as a director of the Company and/or the Bank (for reasons other than death or disability) shall not affect the right of the Optionee to exercise this Nonstatutory Option at any time during the term of this Option unless the director is "removed for cause" from the Board of Directors of the Company or the Bank, as provided herein. In the event a director is so removed for cause, such director's right to exercise the Option granted herein shall terminate immediately, subject to the right of the Board of Directors of the Company, in its sole discretion, to extend the exercise period for a period of not to exceed 90 days, if the Board of Directors determines that such an extension is warranted under the circumstances. The determination of the Board of Directors shall be final and conclusive. In no event, however, may the Option be exercised more than 10 years from the date it was granted.


     For purposes of this Agreement, "removed for cause" shall mean any of the following:

      A. In the event that Optionee's service as a director of the Bank or of the Company is terminated by reason of his removal or suspension as a director of the Bank or the Company by reason of (1) a final order of a governmental banking authority or (2) a final judgment of a court of law affirming such final order of a governmental banking authority, then the director shall be deemed to have been "removed for cause."

     B In the event that Optionee's service as a director of the Company is terminated by reason of Optionee's directorship being declared vacant by the Board of Directors of the Company because (a) he is convicted of a felony or (b) he is declared to be of unsound mind by an order of court, then the director shall be deemed to have been "removed for cause."

     C. In the event a court of competent jurisdiction removes a director from office in case of fraudulent or dishonest acts or gross abuse of authority or discretion with reference to the Company for any period of time, such director shall be deemed to have been "removed for cause."

7. Effect of Transfer of Nonstatutory Option. In the event this Option is transferred in accordance with the terms of the Plan, the transferee shall receive only the right to exercise the Option to the same extent that the Optionee would be able to exercise the Option at the time the transferee delivers the Exercise Notice, as provided herein. The Optionee named above shall retain the right, notwithstanding such transfer, to modify or amend this Option Agreement to the extent provided by law. The right of the transferee of the Option to transfer the Option shall be no greater than the right of the Optionee to transfer the Option.

8. Entire Agreement, Governing Law. The Plan is incorporated herein by reference. The Plan and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and superseded in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified except by means of a writing signed by the Company and the Optionee. This Agreement is governed by California law and applicable federal law.

     By signing below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Agreement. Optionee has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of the Plan and the Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and the Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.
OPTIONEE:                NORTHERN EMPIRE BANCSHARES



________________________ by: _______________________
(signature)                         _______________________
                               _______________________
________________________      (name and title)
________________________ (residence address)


CONSENT OF SPOUSE




     The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Agreement. In consideration of the Company's granting his or her spouse the rights to purchase Shares as set forth in the Plan and this Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Agreement.


                              __________________________________
                              Spouse of Optionee


EXHIBIT A

1997 STOCK OPTION PLAN

EXERCISE NOTICE


Northern Empire Bancshares
801 Fourth Street
Santa Rosa, Ca  95404

Attention: _____________

1. Exercise of Option. Effective as of __________, ____, (which date must be within fifteen (15) days of the date of this Notice) the undersigned ("Purchaser") hereby elects to purchase ______________ shares (the "Shares") of the Common Stock of Northern Empire Bancshares (the "Company") under and pursuant to the 1997 Stock Option Plan (the "Plan") and the Stock Option Agreement dated ________________ (the "Option Agreement"). The purchase price for the shares shall be $____, as required by the Option Agreement.

2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares.

3. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Shareholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Purchaser as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

5. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchase represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

6. Entire Agreement; Governing Law. The Plan and the Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified except by means of a writing signed by the Company and Optionee. This agreement is governed by California law and applicable federal law..

Submitted by:                      Accepted by:

PURCHASER:                    NORTHERN EMPIRE BANCSHARES


___________________________        By_____________________________
Signature

___________________________        Its_____________________________
Print Name

Address                       Address


_________________________          801 Fourth Street
_________________________          Santa Rosa, CA  95404